UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ______________________________________________________________________________
FORM 8-K
 ______________________________________________________________________________
CURRENT REPORT
 Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 3, 2022
BWX TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)
 _____________________________________________________________________________

Delaware		001-34658	80-0558025
(State or other jurisdiction		(Commission	(IRS Employer
of incorporation)		File Number)	Identification No.)

800 Main Street, 4th Floor
Lynchburg,	Virginia		24504
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (980) 365-4300
 ____________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	BWXT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
At the Annual Meeting on May 3, 2022, the Company's stockholders voted on three matters. A brief description of, and the final vote result for, each matter voted on at the Annual Meeting are set forth below. Each matter is described in more detail in our Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on March 16, 2022.
Proposal 1: Election of nine directors to serve a one-year term expiring at the 2023 annual meeting of stockholders and until their successors are duly elected and qualified:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Jan A. Bertsch	81,600,178	505,085	30,263	4,243,142
Gerhard F. Burbach	81,577,182	505,264	53,080	4,243,142
Rex D. Geveden	81,437,882	677,019	20,625	4,243,142
James M. Jaska	79,622,119	2,435,964	77,443	4,243,142
Kenneth J. Krieg	81,468,007	606,158	61,361	4,243,142
Leland D. Melvin	81,281,666	814,861	38,999	4,243,142
Robert L. Nardelli	73,800,900	8,283,274	51,352	4,243,142
Barbara A. Niland	81,490,195	617,140	28,191	4,243,142
John M. Richardson	81,710,391	376,567	48,568	4,243,142
Proposal 2: Advisory vote to approve the 2021 compensation of our named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
79,873,418	2,176,995	85,113	4,243,142
Proposal 3: Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2022:

Votes For	Votes Against	Abstentions
85,784,111	333,528	261,029
Item 8.01 Other Events.
On May 3, 2022, we issued a press release announcing the appointment of Jan A. Bertsch as the Company's new Chair of the Board of Directors. A copy of the press release is attached as Exhibit 99.1, and the information contained in Exhibit 99.1 is incorporated herein by reference.
The information furnished pursuant to this Item 8.01, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

99.1    Press Release dated May 3, 2022.
104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BWX TECHNOLOGIES, INC.

By:	/s/ Thomas E. McCabe
Thomas E. McCabe
Senior Vice President, General Counsel, Chief Compliance Officer and Secretary

May 4, 2022